SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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SUNAMERICA SPECIALTY SERIES

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SUNAMERICA SPECIALTY SERIES

SunAmerica Commodity Strategy Fund

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311

(800) 858-8850

[November 20, 2015]

Dear Shareholder:

You are receiving the enclosed Information Statement because you own shares in the SunAmerica Commodity Strategy Fund (f/k/a SunAmerica Alternative Strategies Fund) (the “Fund”), a series of SunAmerica Specialty Series (the “Trust”). On June 3, 2015, the Board of Trustees of the Trust (the “Board”), including a majority of the trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, as amended, approved a Subadvisory Agreement between SunAmerica Asset Management, LLC (“SunAmerica”), the Fund’s adviser, and Wellington Management Company LLP (“Wellington Management”) with respect to the Fund.

Effective September 21, 2015, Wellington Management replaced Franklin Alternative Strategies Advisers, LLC (d/b/a Pelagos Capital Management, LLC) (“Pelagos”) as the Fund’s subadviser. In connection with the appointment of Wellington Management as the Fund’s new subadviser, the Board also approved a change in the Fund’s name to the “SunAmerica Commodity Strategy Fund,” and certain corresponding changes to the Fund’s investment strategies and techniques. For more information about the Fund’s investment strategies, techniques, and risks, please refer to the Fund’s prospectus dated September 21, 2015.

The Information Statement describes, among other matters, the new Subadvisory Agreement between SunAmerica and Wellington Management and the factors considered by the Board with respect to the approval of the Subadvisory Agreement. The advisory fees and other expenses you pay as an investor in the Fund will not increase or decrease as a result of the changes approved by the Board. Please read the Information Statement carefully.

This document is for your information only and you are not required to take any action. Should you have any questions about these changes or if we can be of service to you in any other way, please call our customer service center between the hours of 8:30 a.m. and 6:00 p.m. Eastern Time at (800) 858-8850. As always, we appreciate your confidence and trust and look forward to serving you in the future.

Sincerely,

John T. Genoy
President
SunAmerica Specialty Series

SUNAMERICA SPECIALTY SERIES

SunAmerica Commodity Strategy Fund

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311

INFORMATION STATEMENT

REGARDING IMPORTANT SUBADVISER CHANGES

This information statement is being provided to the shareholders of the SunAmerica Commodity Strategy Fund (f/k/a SunAmerica Alternative Strategies Fund) (the “Fund”) in lieu of a proxy statement, pursuant to the terms of an exemptive order received by SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) from the Securities and Exchange Commission (the “Commission”), which allows SunAmerica to hire unaffiliated subadvisers and to make changes to existing subadvisory agreements with unaffiliated subadvisers on behalf of SunAmerica Specialty Series (the “Trust”) with the approval of the Board of Trustees (the “Board” or the “Trustees”), but without obtaining shareholder approval. This information statement is being posted at [www.safunds.com] on behalf of the Trustees of the Trust.

We are not asking for a proxy and you are requested not to send us a proxy. This document is for informational purposes only and you are not required to take any action.

Purpose of the Information Statement

At an in-person meeting held on June 3, 2015 (the “Meeting”), the Board, including the Trustees that are not interested persons of the Trust, as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved a new subadvisory agreement (“Subadvisory Agreement”) between SunAmerica and Wellington Management Company LLP (“Wellington Management” or the “Subadvisor”) with respect to the Fund. The Board, including the Independent Trustees, also approved the termination of the subadvisory agreement between SunAmerica and Franklin Alternative Strategies Advisers, LLC (d/b/a Pelagos Capital Management, LLC) (“Pelagos”), the Fund’s former subadviser. In connection with the appointment of Wellington Management as the Fund’s new subadviser, the Board also approved a change in the Fund’s name to “SunAmerica Commodity Strategy Fund,” and certain corresponding changes to the Fund’s investment strategies and techniques.

The transition from Pelagos to Wellington Management occurred on September 21, 2015. The purpose of this information statement is to explain the changes to the Fund including, but not limited to, the terms of the Subadvisory Agreement, the factors considered by the Board in approving the Subadvisory Agreement, the subadvisory fees to be paid under the Subadvisory Agreement, and the amount of advisory fees to be retained by SunAmerica.

The Trust and the Adviser

The Fund is an investment series of the Trust, a Delaware statutory trust. The Trust entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”) with SunAmerica on September 1, 2008, as amended from time to time, with the approval of the Trustees, including a majority of the Independent Trustees. The Advisory Agreement was last approved by the Board, including the Independent Trustees, at an in-person meeting held on June 3, 2015.

SunAmerica is an indirect wholly-owned subsidiary of American International Group, Inc. and is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. SunAmerica acts as adviser for each series of the Trust, manages the investment of the assets of certain series of the Trust, manages the daily business affairs of the Trust, and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies and provides oversight with respect to the daily management of the series’ assets, or the portion thereof, allocated to the subadvisers, subject to the Board’s oversight and control. SunAmerica also acts as administrator to the Trust and provides certain administrative services pursuant to the Advisory Agreement such as providing office space, bookkeeping, accounting, legal, compliance, clerical and administrative services, and has authorized any of its officers and employees, if elected, to serve as officers and/or trustees of the Trust without compensation. In addition, SunAmerica monitors and reviews the activities of third-party service providers that may provide additional administrative services.

The Advisory Agreement authorizes SunAmerica to retain subadvisers for the series of the Trust for which it does not manage the assets. SunAmerica selects subadvisers it believes will provide the Trust’s series with the highest quality investment services. SunAmerica monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift (divergence from the stated investment objective or policies) or other considerations. At the Meeting, SunAmerica recommended Wellington Management as the new subadviser to the Fund in connection with the proposed changes to the Fund’s principal investment strategies and techniques after conducting a management selection process.

The Subadvisory Agreement

Prior to September 21, 2015, Pelagos served as the Fund’s subadviser. SunAmerica recommended Wellington Management as the replacement subadviser in the ordinary course of its ongoing evaluation of the Fund’s performance and investment strategies and after extensive research and qualitative and quantitative analysis of numerous candidate firms and their organizational structure, investment process and style, and long-term performance record.

The Subadvisory Agreement provides that: (i) the Subadviser shall manage the assets of the Fund; (ii) SunAmerica shall compensate the Subadviser for its services; (iii) the Subadviser is authorized to select the brokers or dealers to effect portfolio transactions for the Fund; and (iv) the Subadviser shall comply with the Fund’s investment policies and restrictions and with applicable law. The Subadvisory Agreement shall continue in effect for an initial term beginning September 21, 2015 and ending June 30, 2017. The Subadvisory Agreement provides for automatic termination unless at least annually, subsequent to its initial term, its continuance is approved by: (i) the Board or the affirmative vote of the holders of a majority of the outstanding shares of the Fund; and (ii) the Independent Trustees. The Subadvisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Board, SunAmerica, or the holders of a majority of the outstanding shares of the Fund, on not more than 60 days’ nor less than 30 days’ prior written notice.

The Subadvisory Agreement between SunAmerica and Wellington Management and the former subadvisory agreement between SunAmerica and Pelagos are substantially similar, except for: (i) the effective date and term of the agreements; (ii) the schedule of funds; (iii) the amount of the subadvisory fees with respect to certain funds; (iv) certain additional representations made by Wellington Management in respect of its registration as an investment adviser and a commodity trading adviser; (v) certain additional undertakings by Wellington Management to notify SunAmerica of changes to Wellington Management’s partners; and (vi) certain bilateral undertakings between SunAmerica and Wellington Management with respect to confidential information.

The approval of the Subadvisory Agreement will not result in an increase in fees to shareholders as SunAmerica, and not the Fund, is responsible for all fees payable pursuant to the Subadvisory Agreement. The Subadvisory Agreement is attached hereto for your reference as Exhibit A. The forgoing summary of the terms of the Subadvisory Agreement is qualified in its entirety by reference to the attached exhibit.

For the most recent fiscal year ended October 31, 2014, SunAmerica received advisory fees from the Fund (net of applicable management fee waivers) in the amount of $760,094, or 1.00% of the Fund’s average daily net assets for the period. During the same period, SunAmerica paid subadvisory fees to Pelagos (net of applicable subadvisory fee waivers) in the amount of $304,038, or 0.40% of average daily net assets, and retained $456,056 of its advisory fee. If Wellington Management had served as the Fund’s subadviser for the fiscal year ended October 31, 2014, the “pro forma” subadvisory fees paid and the amounts retained by SunAmerica after management and subadvisory fee waivers would have been the same. The subadvisory fees payable to Wellington Management were negotiated at arms-length, based on a variety of factors, including the value of the services to be provided, and the investment characteristics of the Fund relative to other similar funds and the fees charged to comparable products within the industry.

Information about the Subadviser

Wellington Management. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, MA 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of September 30, 2015, Wellington Management and its investment affiliates had investment management authority with respect to approximately $898 billion in assets.

The following chart lists the principal executive officers and directors of Wellington Management and their principal occupations. The business address of each officer and director as it relates to that person’s position with Wellington Management is 280 Congress Street, Boston, MA 02210. No Trustee of the Trust has, or has had, any material interest in, or a material interest in a material proposed transaction with, Wellington Management or its affiliates since the beginning of the Fund’s most recent fiscal year. No officers or Trustees of the Fund are officers, employees, directors or shareholders of Wellington Management.

Name	Position
John F. Averill	Senior Managing Director, Wellington Management and Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP
John E. Butler	Senior Managing Director, Wellington Management International Ltd and Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP
Nicolas M. Choumenkovitch	Senior Managing Director, Wellington Management and Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP
Cynthia M. Clarke	Senior Managing Director and General Counsel, Wellington Management
Cheryl M. Duckworth	Head of Wellington Management Singapore Pte Ltd and Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP
Jean M. Hynes	Senior Managing Director, Wellington Management and Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP

Name	Position
Donald J. Kilbride	Senior Managing Director, Wellington Management and Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP
Ian R. Link	Senior Managing Director, Wellington Management International Ltd and Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP
Nancy M. Morris	Managing Director and Chief Compliance Officer, Wellington Management
Phillip H. Perelmuter	Head of Wellington Management International Ltd and Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP
Edward J. Steinborn	Senior Managing Director and Chief Financial Officer, Wellington Management
Brendan J. Swords	Chairman, Chief Executive Officer, Wellington Management and Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP

Wellington Management does not advise or subadvise other mutual funds with an investment strategy or objective similar to the Fund.

Factors Considered by the Board of Trustees

The Board, including the Independent Trustees, approved the Subadvisory Agreement between SunAmerica and Wellington Management with respect to the Fund at the Meeting. In accordance with Section 15(c) of the 1940 Act, the Board requested, and SunAmerica and Wellington Management provided, materials relating to the Board’s consideration of whether to approve the Subadvisory Agreement. These materials included, among other things: (a) a summary of the services to be provided to the Fund by Wellington Management; (b) information independently compiled and prepared by Lipper, Inc. (“Lipper”), an independent third-party provider of mutual fund data, on fees and expenses of the Fund, and the investment performance of the Fund as compared with a peer group and/or peer universe of funds, as applicable; (c) information on the profitability of SunAmerica and its affiliates, and a discussion relating to indirect benefits; (d) information relating to economies of scale; (e) information on Wellington Management’s risk management processes; (f) information regarding brokerage and soft dollar practices; and (g) information about the key personnel of Wellington Management that are involved in the investment management, administration, compliance and risk management activities with respect to the Fund, as well as current and projected staffing levels and compensation practices. In determining whether to approve the Subadvisory Agreement, the Board, including the Independent Trustees, considered at the Meeting, and from time to time, as appropriate, factors that it deemed relevant, including the following information:

Nature, Extent and Quality of Services Provided by SunAmerica and the Subadviser. The Board, including the Independent Trustees, considered the nature, extent and quality of services to be provided by Wellington Management with respect to the Fund, including investment management services such as investment research, advice and supervision, and determining which securities will be purchased or sold by the Fund, subject to the oversight and review of SunAmerica. In addition, the Board reviewed Wellington Management’s history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals. The Board also reviewed the personnel that would be responsible for providing portfolio management services to the Fund. The Board concluded, based on the materials provided, discussions with Wellington Management representatives, and diligence conducted by management, that: (i) Wellington

Management would be able to retain high quality portfolio managers and other investment personnel; (ii) Wellington Management would exhibit a high level of diligence and attention to detail in carrying out its responsibilities as a subadviser; and (iii) Wellington Management would be responsive to requests of the Board and of SunAmerica. The Board also considered that Wellington Management had developed internal policies and procedures for monitoring compliance with the investment objectives, policies and restrictions of the Fund. The Board further considered Wellington Management’s code of ethics, compliance and regulatory history and risk management processes. The Board also noted that Wellington Management had not experienced any material regulatory or compliance problems nor has it been involved in any material litigation or administrative proceedings that would potentially impact it from effectively serving as a subadviser to the Fund. The Board concluded that the nature and extent of services to be provided by Wellington Management under the Subadvisory Agreement were reasonable and appropriate in relation to the proposed subadvisory fees and that the quality of services was reasonably expected to be high.

Investment Performance. The Board, including the Independent Trustees, also considered composite performance data with respect to certain accounts managed by Wellington Management with investment objectives and/or strategies similar to the Fund. In considering this comparative performance, however, the Board also reviewed any relevant distinctions and differences, and acknowledged that past performance is not necessarily indicative of future results.

Consideration of the Subadvisory Fees and the Cost of the Services and Profits to be Realized by SunAmerica and the Subadvisers and their Affiliates from the Relationship with the Fund. The Board, including the Independent Trustees, received and reviewed information regarding the fees to be paid by the Fund to SunAmerica pursuant to the Advisory Agreement and the fees paid by SunAmerica to the Subadviser pursuant to the Subadvisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by SunAmerica, the Subadviser or their affiliates in connection with providing such services to the Fund.

The Board noted that the fee to be paid by SunAmerica to Wellington Management pursuant to the Subadvisory Agreement would remain the same as the subadvisory fee currently payable by SunAmerica to Pelagos with respect to the Fund. To assist in analyzing the reasonableness of the subadvisory fee, the Board received a report prepared independently by Lipper. The report showed comparative fee information of the Fund’s Peer Group and Peer Universe that the Board used as a guide to help assess the reasonableness of the subadvisory fee. The Board noted that the Peer Group and Peer Universe information, as a whole, was useful in assessing whether Wellington Management would provide services at a cost that was competitive with other similar funds. The Board also considered that the subadvisory fee was paid by SunAmerica out of its advisory fee and not by the Fund, and that subadvisory fee may vary widely within a Peer Group for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of the subadvisory fee to be paid out by SunAmerica and the amount of the advisory fee that it would retain and determined that these amounts were reasonable in light of the services to be performed by SunAmerica and Wellington Management, respectively.

Profitability. The Board, including the Independent Trustees, also considered SunAmerica’s profitability and the benefits SunAmerica and its affiliates received from its relationship with the Fund. The Board received and reviewed financial statements relating to SunAmerica’s financial condition and profitability with respect to the services it provided the Fund and considered how profit margins could affect SunAmerica’s ability to attract and retain high quality investment professionals and other key personnel. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by SunAmerica and its affiliates that provide services to the Fund. In particular, the Board considered the contractual fee waivers and/or expense reimbursements agreed to by SunAmerica. The Board also reviewed financial statements from Wellington Management and its affiliates and considered whether the it had the financial resources necessary to attract and retain high quality investment management personnel and to provide a high quality of services. The Board concluded that SunAmerica and Wellington Management have the financial resources necessary to perform their obligations with respect to the Fund and to continue to provide the Fund with the high quality services. The Board also concluded that the subadvisory fees were reasonable in light of the factors discussed above.

Economies of Scale. The Board, including the Independent Trustees, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Fund. The Board considered that as a result of being part of the SunAmerica fund complex, the Fund shares common resources and may share certain expenses, and if the size of the complex increases, the Fund could incur lower expenses than it otherwise would achieve as stand-alone entity. The Board further noted that SunAmerica has agreed to contractually cap the total annual operating expenses of each class of the Fund at certain levels. The Board observed that those expense caps benefited shareholders by limiting total fees even in the absence of breakpoints or economies of scale. The Board did not review specific information regarding whether there would be economies of scale with respect to Wellington Management’s management of the Fund because it regards that information as less relevant at the subadviser level since SunAmerica, and not the Fund, is responsible for paying the Subadviser’s fees.

Other Factors. In consideration of the Subadvisory Agreement, the Board also received information regarding the Subadviser’s brokerage and soft dollar practices. The Board considered that SunAmerica and the Subadviser are responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates. The Board noted that it receives reports from SunAmerica and from an independent third party that include information on brokerage commissions and execution throughout the year. The Board also considered the benefits SunAmerica and the Subadviser derive from their soft dollar arrangements, including arrangements under which brokers provide brokerage and/or research services to SunAmerica and/or the Subadviser in return for allocating brokerage.

Conclusion. After a full and complete discussion, the Board, including the Independent Trustees, approved the Subadvisory Agreement for an initial term ending June 30, 2017. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Trustees, was satisfied that the terms of the Subadvisory Agreement were fair and reasonable and in the best interests of the Fund and its shareholders. In arriving at a decision to approve the Subadvisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and each Independent Trustee may have attributed different weights to different factors. The Independent Trustees were also assisted by the advice of independent legal counsel in making this determination.

Ownership of Shares

As of September 21, 2015, the Fund had 6,064,193 shares outstanding. The following shareholders owned, of record or beneficially, 5% or more of the Fund’s outstanding shares as of September 21, 2015:

Class	Owner	Shares	Percentage
A	SunAmerica Focused Multi-Asset Strategy Fund Attn: Greg Kingston, 2929 Allen Parkway #A8-10, Houston, Texas 77019-7100	3,460,640	71%
C	Charles Schwab & Co Inc. Special CustodyAccount f/b/o Customers Attn: Mutual Fund Operations, 211 Main Street, San Francisco, California 94105-1905	53,211	7%
C	Pershing LLC 1 Pershing Plaza, Jersey City, New Jersey 07399-0002	105,612	14%

Class	Owner	Shares	Percentage
C	First Clearing LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street, Saint Louis, Missouri 63103-2523	126,121	17%
C	Merrill Lynch, Pierce, Fenner & Smith, Inc. for the Sole Benefit of its Customers Attn: Service Team Sec# 97ME8, 4800 Deer Lake Drive East 2nd Floor, Jacksonville, Florida 32246-6484	100,798	13%
C	UBS Financial Services Inc. f/b/o UBS WM USA Omni Account M/F Attn: Department Manager, 499 Washington Blvd Floor 9, Jersey City. New Jersey 07310-2055	48,466	6%
C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor, Jersey City, New Jersey 07311	76,231	10%
W	Charles Schwab & Co Inc. Special Custody for Benefit of Customer Attn: Mutual Funds, 211 Main Street, San Francisco, California 94105-1905	23,374	5%
W	First Clearing LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street, Saint Louis, Missouri 63103-2523	131,485	29%
W	Merrill Lynch, Pierce, Fenner & Smith, Inc. for the Sole Benefit of its Customers Attn: Service Team Sec# 97ME8, 4800 Deer Lake Drive East 2nd Floor Jacksonville, Florida 32246-6484	82,098	18%
W	UBS Financial Services Inc. f/b/o UBS WM USA Omni Account M/F Attn: Department Manager, 499 Washington Blvd Floor 9, Jersey City, New Jersey 07310-2055	178,400	40%

Shareholders that own of record or beneficially more than 25% of the Fund’s outstanding shares may be considered a controlling person. No other person was known by the Fund to own beneficially or of record more than 5% of any class of its outstanding shares. The Trustees and officers of the Trust, and members of their families as a group, beneficially owned less than 1% of the outstanding shares of the Fund as of September 21, 2015.

Brokerage Commissions

The Fund did not pay brokerage commissions to affiliated broker-dealers for the fiscal year ended October 31, 2014.

Other Service Agreements

For the fiscal year ended October 31, 2014, Class A and Class C shares of the Fund paid distribution and account maintenance fees in the aggregate amount of $311,600 to AIG Capital Services, Inc. (“ACS”) pursuant to plans of distribution adopted in accordance with Rule 12b-1 under the 1940 Act. Class W shares of the Fund paid ACS $12,316 during the same period for certain administrative, recordkeeping and shareholder services to Class W shareholders pursuant to a Class W Service Agreement. In addition, the Fund paid $166,583 during the period to SunAmerica Fund Services, Inc. (“SAFS”) pursuant to a Service Agreement under which SAFS acts as the Fund’s servicing agent and assists the Fund’s transfer agent with certain services provided to the Fund’s shareholders.

SunAmerica acts as the Fund’s administrator pursuant to the Advisory Agreement. ACS serves as the Fund’s principal underwriter pursuant to a Distribution Agreement. SunAmerica, ACS and SAFS are located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992. SunAmerica, ACS and SAFS are each indirect, wholly-owned subsidiaries of American International Group, Inc. The approval of the Subadvisory Agreement did not affect the services provided to the Fund by SunAmerica, ACS or SAFS.

Shareholder Reports

Copies of the most recent annual and semi-annual reports of the Trust are available without charge and may be obtained by writing the Trust at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992 or by calling (800) 858-8850.

Shareholder Proposals

The Trust is not required to hold annual shareholder meetings. If a shareholder wishes to submit proposals for consideration at a future shareholder meeting, the Trust must receive the proposal a reasonable time before the solicitation is to be made. Written proposals should be sent to Gregory N. Bressler, Esq., Secretary of SunAmerica Specialty Series, 3200 Plaza 5, Jersey City, New Jersey 07311-4992.

By Order of the Trustees,

/s/ Gregory N. Bressler
Gregory N. Bressler Secretary SunAmerica Specialty Series

Dated: [November 20, 2015]

Exhibit A

SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT is dated as of May 26, 2011, by and between SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and WELLINGTON MANAGEMENT COMPANY, LLP a Massachusetts limited liability partnership (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and SunAmerica Specialty Series, a Delaware statutory Trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of May 26, 2011 (the “Advisory Agreement”) pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust; and

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company; and

WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment series of the Trust listed on Schedule A attached hereto (each a “Fund” and collectively, the “Funds”), and the Subadviser is willing to furnish such services;

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1. Duties of the Subadviser. (a) The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Trust. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of the Funds listed on Schedule A attached hereto. The Subadviser will determine in its discretion, and subject to the oversight and review of the Adviser, the securities to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish and communicate to Subadviser, and in compliance with (a) the objectives, policies, and limitations for the Funds set forth in each Fund’s current prospectus and statement of additional information as provided to Subadviser, and (b) applicable laws and regulations.

The Subadviser shall have no power, authority, responsibility, or obligation hereunder to take any action on behalf of a Fund with regard to any claim or potential claim in any bankruptcy proceedings, class action securities litigation, or other litigation or proceeding affecting securities held at any time in a Fund, including, without limitation, to file proofs of claim or other documents related to such proceedings (the “Litigation”), or to investigate, initiate, supervise, or monitor the Litigation involving Fund assets, and the Adviser acknowledges and agrees that no such power, authority, responsibility or obligation is delegated hereunder. Nevertheless, the Subadviser agrees that it shall provide the Adviser with any and all documentation or information relating to the Litigation as may reasonably be requested by the Adviser.

The Subadviser represents and warrants to the Adviser that it will manage the assets of each Fund, or portion of each Fund’s assets, allocated to it, as set forth in Schedule A, in compliance with all applicable federal and state laws governing its operations and investments. Without limiting the foregoing and subject to Section 11(c) hereof, the Subadviser represents and warrants: (1) that the Subadviser’s management of all or a portion of the assets of a Fund will be designed to achieve qualification by the Fund to be treated as a “regulated investment company” under subchapter M, chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”); and (2) compliance with (a) the provisions of the Act and rules adopted thereunder that relate to the investment of Fund assets, including depositing those assets in custody with institutions designated by the Trust, and (b) federal and state securities and commodities laws applicable to Subadviser’s Fund management responsibilities; provided that for purposes of Section 17(a), (d) and (e) of the Act, the Subadviser shall effect compliance only in relation to its own affiliates and to affiliated persons identified to it by the Adviser. The Subadviser further represents and warrants that to the extent any statements or omissions made in any Registration Statement for shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the “1933 Act”) and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

The Subadviser also represents and warrants that in furnishing services hereunder, the Subadviser will not consult with any other subadviser of a Fund or other series of the Trust to the extent any other subadvisers are engaged by the Adviser, or any other subadvisers to other investment companies that are under common control with the Trust, concerning transactions of a Fund in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the Act.

The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

(b) The Subadviser agrees: (i) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is appropriate given the nature of its business; and (ii) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.

2. Fund Transactions. (a) The Subadviser is responsible for: (i) decisions, and is hereby authorized, to buy or sell securities and other investments for the Fund or a portion of the Fund’s assets allotted to it, (ii) selection of broker-dealers and futures commission merchants’ and (iii) negotiation of brokerage commission and futures commission merchants’ rates. As a general matter, in executing Fund transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser’s best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm’s risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser’s having caused a Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to such Fund and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect Fund transactions in securities and other investments for a Fund. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to Fund transactions as they may reasonably request, including but not limited to, reports prepared by independent third parties relating to the execution costs of such transactions. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Fund with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates’ fiduciary obligations to the Fund and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

(b) Notwithstanding Section 2(a) above, for such purposes as obtaining investment research products and services, covering fees and expenses, the Adviser may request the Subadviser to effect a specific percentage of the transactions in securities and other investments it effects on behalf of a Fund with certain broker-dealers and futures commission merchants. In designating the use of a particular broker-dealer or futures commission merchant, the Adviser and Subadviser acknowledge and agree that all brokerage transactions are subject to best execution. As such, Subadviser will use its best efforts to direct non-risk commission transactions to a particular broker-dealer or futures commission merchant designated by the Adviser consistent with its obligations regarding best execution. Adviser acknowledges that Subadviser may be unable to fulfill the Adviser’s request for direction for a number of reasons, including, but not limited to: 1) such direction would be inconsistent with Subadviser’s internal policies and procedures related to best execution; 2) such direction may result in the Subadviser paying a higher commission, depending upon the Subadviser’s arrangements with the particular broker-dealer or futures commission merchant, etc; 3) if the Subadviser directs payments of an excessive amount of commissions, the executions may not be accomplished as rapidly; 4) the Subadviser may forfeit the possible advantage derived from the aggregation of multiple orders as a single “bunched” transaction where Subadviser would, in some instances, be in a better position to negotiate commissions; or 5) Subadviser does not make commitments to allocate fixed or definite amounts of commissions to brokers.

3. Compensation of the Subadviser. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rate set forth in Schedule A hereto with respect to each Fund, or portion thereof, that the Subadviser manages. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days’ net assets in order to calculate the daily accrual). If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

4. Other Services. At the request of the Trust or the Adviser, the Subadviser, in its discretion, may make available to the Trust office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Trust or the Adviser at the Subadviser’s cost.

5. Reports. The Trust, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

6. Status of the Subadviser. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

7. Advertising. Subadviser shall not provide or in any way distribute any sales or advertising materials, whether or not related to the Trust, to any employee or representative of SunAmerica Capital Services, Inc. (“SACS”) or its affiliates, including wholesaling personnel, unless such material has been received and approved, in writing, by the Adviser. Notwithstanding the foregoing, Subadviser may include the Adviser’s and Trust’s names in its “client list” used in promotional materials with prior consent of the Adviser and/or Trust.

8. Proxy Voting. Each Fund has appointed Institutional Shareholder Services as the proxy-voting agent and will vote all such proxies in accordance with the proxy voting policies and procedures adopted by the Board of Trustees. With respect to certain vote items, a Fund may request guidance or a recommendation from the adviser, administrator or subadviser of the Fund. The Subadviser shall not have responsibilities in connection with proxy voting for a Fund unless it is affirmatively requested to make a proxy voting recommendation.

9. Certain Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Funds that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Copies of any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust will be provided promptly to the Trust or the Adviser on request.

The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust’s auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

10. Reference to the Subadviser. Neither the Trust nor the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.

11. Liability of the Subadviser. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Subadviser (and its officers, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser), the Subadviser shall not be subject to liability to the Adviser, its officers, Trustees, agents, employees, controlling persons or shareholders or to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the Subadviser’s receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) (collectively, the “Indemnified Parties”) from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from the Subadviser’s providing services under this Agreement or the sale of securities of the Trust.

(b) The Subadviser agrees to indemnify and hold harmless the Adviser and its affiliates and each of its Trustees and officers and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser or its affiliates or such Trustees, officers or controlling person may become subject under the 1933 Act, under other statutes, at common law or otherwise, which are caused by Subadviser’s disabling conduct; provided, however, that in no case is the Subadviser’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

(c) The Subadviser shall not be liable to the Adviser its officers, Trustees, agents, employees, controlling persons or shareholders or to the Trust or its shareholders for (i) any acts of the Adviser or any other subadviser to the Funds with respect to the portion of the assets of a Fund not managed by Subadviser and (ii) acts of the Subadviser which result from or are based upon acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by Adviser or any other subadviser to a Fund, which records are not also maintained by the Subadviser or, to the extent such records relate to the portion of the assets managed by the Subadviser, otherwise available to the Subadviser upon reasonable request. The Adviser and Subadviser each agree that, to the extent the Subadviser is responsible for managing only a portion of a Fund, the Subadviser shall manage the portion of the assets of a Fund allocated to it as if it was a separate operating Fund and shall comply with subsections (a) and (b) of Section 1 of this Subadvisory Agreement (including, but not limited to, the investment objectives, policies and restrictions applicable to a Fund and qualifications of a Fund as a regulated investment company under the Code) only with respect to the portion of assets of a Fund allocated to Subadviser. The Adviser shall indemnify the Indemnified Parties from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from the conduct of the Adviser, the Trust and any other subadviser with respect to the portion of the Fund’s assets not allocated to the Subadviser.

12. Confidentiality. (a) The Subadviser will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or necessary to effectuate business of the Fund, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the Subadviser shall disclose such non-public information only if the Adviser or the Board of Trustees has authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by the Subadviser or has been disclosed, directly or indirectly, by the Adviser or the Trust to others or becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory or judicial authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the Subadviser in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Fund and may include such total return in the calculation of composite performance information.

(b) Subadviser and SunAmerica acknowledge and agree that during the term of this Agreement the parties may have access to information that is proprietary or confidential to both parties or their respective affiliates (“Confidential Information”). The parties agree that their respective officers, employees and agents shall treat all such Confidential Information as confidential and proprietary and will not disclose Confidential Information for any purpose other than in connection with carrying out of their responsibilities under this Agreement or as necessary to effectuate the business of the Trust or its Funds. The parties will keep confidential any Confidential Information obtained directly as a result of this service relationship, and shall disclose such Confidential Information only if: (i) the other party has authorized such disclosure by prior written consent, (ii) such information is or hereafter otherwise is known by the disclosing party or has been disclosed, directly or indirectly, by the other party or becomes ascertainable from public or published information or trade sources, (iii) if such disclosure is expressly required or requested by applicable federal or state regulatory or judicial authorities, or (iv) to the extent such disclosure is reasonably required by auditors or attorneys of the parties in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement.

13. Representations. By execution of the Agreement, Subadviser represents that: (i) it is duly registered as an Investment Adviser with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and that it provided to the Adviser Part 2A of its registration statement on Form ADV (the “ADV”) prior to signing the Agreement; (ii) the Adviser and Fund acknowledge receipt of Wellington Management’s Part 2A; and (iii) Subadviser will notify the Adviser of any additions to or withdrawals of partners of Subadviser within a reasonable time after such additions or withdrawals but no less frequently than annually.

14. Permissible Interests. Directors and agents of the Fund are or may be interested in the Subadviser (or any successor thereof) as partners, officers, agents or shareholders, or otherwise; partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Trust as Trustees, or otherwise; and the Subadviser (or any successor) is or may be interested in the Trust in some manner.

15. Term of the Agreement. This Agreement shall continue in full force and effect until June 30, 2012, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund.

This Agreement may be terminated at any time, without payment of a penalty by the Fund or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund, or by the Adviser, on not less than 30 nor more than 60 days’ written notice to the Subadviser. This Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days’ written notice to the Adviser and the Fund. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act). This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

16. Severability. This Agreement constitutes the entire Agreement between the parties hereto. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

17. Amendments. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

18. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

19. Notices. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

Subadviser:	Wellington Management Company, LLP
280 Congress Street Boston, Massachusetts 02210 Attention: Legal and Compliance

Adviser:	SunAmerica Asset Management Corp. Harborside Financial Center 3200 Plaza 5 Jersey City, New Jersey 07311-4992 Attention: Legal Department

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

SUNAMERICA ASSET MANAGEMENT CORP.

By:	/s/ Peter A. Harbeck
Name: Peter A. Harbeck
Title: President and CEO

WELLINGTON MANAGEMENT COMPANY, LLP

By:	/s/ David Eikenberry
Name: David Eikenberry
Title: Senior Vice President

SCHEDULE A

Fund	Fee Rate (as a percentage of daily net assets the Subadviser manages for the Fund)
SunAmerica Global Trends Fund	0.45% on first $1 billion 0.40% thereafter

AMENDMENT NO. 1

TO THE

SUBADVISORY AGREEMENT

This AMENDMENT NO. 1 to the SUBADVISORY AGREEMENT (“Amendment”) is dated as of September 21, 2015, by and between SUNAMERICA ASSET MANAGEMENT, LLC, a Delaware limited liability company (the “Adviser”) (formerly, SunAmerica Asset Management Corp), and WELLINGTON MANAGEMENT COMPANY LLP, a Delaware limited liability partnership (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and SunAmerica Specialty Series, a Delaware statutory trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of May 26, 2011 (the “Advisory Agreement”) pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust; and

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company; and

WHEREAS, the Adviser and the Subadviser are parties to a Subadvisory Agreement dated May 26, 2011, as amended from time to time (the “Subadvisory Agreement”), pursuant to which the Subadviser furnishes investment advisory services to the investment series of the Trust, as listed on Schedule A to the Subadvisory Agreement; and

WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to an additional investment series of the Trust, and to amend and restate Schedule A to the Subadvisory Agreement as attached hereto, and the Subadviser is willing to furnish such services.

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1. Schedule A to the Subadvisory Agreement is hereby amended and restated as attached hereto.

2. Section 13 of the Subadvisory Agreement is hereby deleted in its entirety and replaced with the following:

“13. Representations. By execution of the Agreement, Subadviser represents that: (i) it is duly registered as an Investment Adviser with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and that it provided to the Adviser Part 2A of its registration statement on Form ADV (the “ADV”) prior to signing the Agreement; (ii) the Adviser and Fund acknowledge receipt of Subadviser’s Part 2A; (iii) Subadviser will notify the Adviser of any additions to or withdrawals of partners of Subadviser within a reasonable time after such additions or withdrawals but no less frequently than annually; and (iv) Subadviser is registered with the National Futures Association (“NFA”) as a commodity trading adviser pursuant to the Commodity Exchange Act of 1936, as amended (“CEA”).

The Subadviser shall advise each series of the Trust listed on Schedule A that is operated by the Adviser as a commodity pool in accordance with the rules and regulations of the CEA and NFA, as applicable. The Subadviser shall maintain its membership with the NFA during the term of this Subadvisory Agreement and shall immediately notify the Adviser in writing pursuant to Section 19 hereof if its membership with the NFA is suspended or revoked.”

3. The following is hereby inserted as Section 20 of the Subadvisory Agreement:

“20. Separate Series. Pursuant to the provisions of the Declaration of Trust and the General Laws of the State of Delaware, each Fund is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Fund shall be enforceable only against the assets of that Fund and not against the assets of any other Fund or of the Trust as a whole.”

4. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

5. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Subadvisory Agreement shall remain unchanged and shall continue to be in full force and effect.

6. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Amendment as of the date first above written.

SUNAMERICA ASSET MANAGEMENT, LLC

By:	/s/ Peter A. Harbeck
Name: Peter A. Harbeck
Title: President & CEO

WELLINGTON MANAGEMENT COMPANY LLP

By:	/s/ David K. Eikenberry
Name: David K. Eikenberry
Title: Senior Managing Director

SCHEDULE A

Effective September 21, 2015

Funds	Fee Rate[1]
SunAmerica Global Trends Fund	0.45% on first $1 billion 0.40% thereafter
SunAmerica Commodity Strategy Fund	0.40%

[1]	As a percentage of daily net assets the Subadviser manages for each Fund.

SUNAMERICA SPECIALTY SERIES

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311

SunAmerica Commodity Strategy Fund

(the “Fund”)

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

(the “Notice”)

The Information Statement referenced in this Notice is available at

[www.safunds.com]

This Notice is to inform you that an information statement (the “Information Statement”) regarding changes to the SunAmerica Commodity Strategy Fund (f/k/a SunAmerica Alternative Strategies Fund) is now available at the website referenced above. The Fund is a series of SunAmerica Specialty Series (the “Trust”). Please note that this Notice is only intended to provide an overview of the matters covered in the Information Statement. We encourage you to access our website to review a complete copy of the Information Statement, which contains important information about changes to the Fund’s subadviser.

On June 3, 2015, the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not “interested persons” of the Trust, as defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended, appointed Wellington Management Company LLP (“Wellington Management”) as the new subadviser to the Fund pursuant to a new subadvisory agreement between SunAmerica Asset Management, LLC (“SunAmerica”), the Fund’s investment adviser, and Wellington Management. Effective September 21, 2015, Wellington Management assumed responsibility for the day-to-day management of the Fund and replaced Franklin Alternative Strategies Advisers, LLC (d/b/a Pelagos Capital Management, LLC) (“Pelagos”), the previous subadviser of the Fund. In connection with the replacement of Pelagos, the Board also changed the name of the Fund from the “SunAmerica Alternative Strategies Fund” to the “SunAmerica Commodity Strategy Fund,” and approved certain changes to the Fund’s investment strategies and techniques.

The Trust has received an exemptive order from the Securities and Exchange Commission which allows SunAmerica, subject to certain conditions, to enter into and materially amend subadvisory agreements without obtaining shareholder approval. As required by this exemptive order, we are required to provide information to shareholders about a new subadviser or change in an existing subadvisory agreement within 60 days of hiring any new subadviser or change in any existing subadvisory agreement. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about [November 20, 2015], to all shareholders who were invested in the Fund as of the close of business on September 21, 2015. A copy of the Information Statement will remain on SunAmerica’s website until at least [February 18, 2016].

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at Harborside Financial Center 3200 Plaza 5, Jersey City, NJ 07311 or by calling (800) 858-8850. You may also have an electronic copy of the Information Statement sent to you without charge by sending an email request to the Trust at [mutualfundinquiry@sunamerica.com]. You can request a complete copy of the Information Statement until [November 20, 2016]. To ensure prompt delivery, you should make your request no later than [November 20, 2016]. Please note that you will not receive a paper copy unless you request it.

This Notice and the Information Statement are for your information only and you are not required to take any action.

INFOR_COM-11-15